Exhibit 10.1

COMMERCIAL LEASE

THIS LEASE, dated for reference purposes only 1/13/10, is made by and between SC Sunrise LLC (hereinafter “Landlord”) and Internet Media Services/Raymond John Meyers (hereinafter “Tenant”).

1.  Premises.  Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain premises commonly known as 1434 6th Street #9, Santa Monica, CA 90401 (the “Premises”).  This Lease is subject to the terms, covenants and conditions herein set forth, each of which is a material part of the consideration for this Lease.  The breach of any term, covanent or condition of this Lease shall be considered a material default.

2.  Use.  Tenant shall use and occupy the Premises for General Office only, and shall not use, occupy or permit the Premises to be used or occupied for any other purpose without the prior written consent of Landlord.

3.  Term.  The term of this Lease (“Lease Term”) shall be One Year commencing on February 1, 2010 (“Commencement Date”), and ending on January 31, 2011 (“Termination Date”), unless sooner terminated pursuant to any provision hereof.  Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said Commencement Date, Landlord shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the Lease Term, but in such case Tenant shall not be obligated to pay rent or perform any other obligation of Tenant under the terms of this Lease, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Tenant; provided, however that if Landlord is unable to deliver possession of the Premises within ninety (90) days from said Commencement Date, either Landlord or Tenant, without any liability to the other, may cancel this Lease on written notice thereof.  On the other hand, if Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the Termination Date, and Tenant shall pay rent for such period at the initial monthly rates set for below.  Tenant’s taking possession of the Premises shall constitute Tenant’s acknowledgement that the Premises is in good and clean condition.  Tenant acknowledges that neither Landlord nor Landlord’s agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Tenant’s business.  Any delay in occupancy shall not extend the Termination Date of this Lease.

4.  Security Deposit.  Tenant shall deposit with Landlord upon execution thereof $2,000.00 as security for Tenant’s faithful performance of the terms, covenants and conditions of this Lease.  Should Tenant faithfully perform all of the items, covenants and conditions of this Lease, Landlord shall, within 21 days following the Termination Date, repay Tenant the amount of the Security Deposit.  If Tenant defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this Security Deposit for the payment of any rent or any other sum in default,  or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant’s default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant’s default.  If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefore, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant’s failure to do so shall constitute a default under this Lease.  Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit.  In the event Landlord transfers his interest in the Premises to a subsequent landlord, Landlord shall transfer said deposit to the subsequent landlord and Tenant shall look solely to the subsequent landlord for repayment of this Security Deposit.  No trust relationship is created herein between Landlord and Tenant with respect to Security Deposit.

5.  Rent.  Tenant shall pay to Landlord rent for the premises monthly payments of $2,000.00 in advance, on the first day of each month of the Lease Term.  Rent for any period during the Lease Term which is for less than one month shall be a pro rata portion of the monthly installment.  Rent shall be payable in lawful money of the United States to the Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

6.  Yearly rent increase during the lease and option period.  (Section Deleted)

7.  Uses Prohibited.  Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the property or any of its contents, or cause a cancellation of any insurance policy covering said property or any part thereof, or any of its contents.  Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the property or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose; nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises.  Tenant shall not commit or allow to be committed any waste in or upon the Premises.  Tenant agrees to keep all rubbish and trash from accumulating in or upon the Premises and will keep the area surrounding the property thereon free and clear at all times.

8.  Compliance With Law.  Tenant shall not use the Premises, or permit anything to be done in or about the Premises, which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated.  Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not related or affected by Tenant’s improvements or acts.  The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement shall be conclusive of that fact as between the Landlord and Tenant.

9.  Alterations and Additions.  Tenant shall not make or allow to be made any alterations, additions or improvements to or of the Premises, or any part thereof, without first obtaining the written consent of Landlord.  If Landlord shall give its consent, the consent shall be deemed conditioned upon Tenant’s acquiring a permit to do so from any and all appropriate governmental agencies.  Any alterations, additions or improvements to or of said Premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord, and upon termination this Lease shall be surrendered with the Premises without compensation to Tenant.  In the event Landlord consents to the making of any alterations, additions or improvements to the Premises by Tenant, the same shall be made by Tenant at Tenant’s sole cost and expense.  Upon the expiration or sooner termination of the Lease Term, Tenant shall, upon written demand by Landlord given at least thirty (30) days prior to such termination, at Tenant’s sole cost and expense, forthwith and with all due diligence, remove any alterations, additions improvements made by Tenant designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expenses, repair any damage to the Premises caused by such removal.

10.  Liens.  Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant.  Landlord may require, at Landlord’s sole option, that Tenant shall provide to Landlord, at Tenant’s ole cost and expense, al lien and completion bond in an amount equal to one-and-one half (1-1/2) times the estimated cost of any improvements, additions or alterations in the Premises which the Tenant desires to make to insure Landlord against any liability for mechanic’s and materialmen’s liens and to ensure completion of work.

11.  Repairs.
     (a)  Tenant acknowledges that immediately prior to execution of this Lease, Tenant has inspected the Premises and every part thereof, and is accepting said Premises in an “As Is” condition.  Tenant shall, at all times and at Tenant’s sole cost and expense, keep the Premises and every part thereof in good condition and repair, including, without limitation, the maintenance, replacement and repair of any storefront doors, windows, ceiling, glazing, plumbing, pipes, electrical writing and conduits, or heating and air conditioning (if any).  Tenant shall, upon the expiration or sooner termination of the Lease Term, surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted.  Any damage to the adjacent premises caused by Tenant’s use of the Premises shall be repaired at the sole cost and expense of Tenant.  If Tenant fails to perform Tenant’s obligations under this paragraph, Landlord may enter upon the Premises after prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required) and perform such obligations on Tenant’s behalf and put the Premises in good order, condition and repair, and  the cost thereof, together with interest thereon at the maximum rate then allowed by law, shall be due and payable as additional rent to Landlord, together with Tenant’s next rental installment.

     (b)  Notwithstanding the provisions of paragraph 11(a) above, Landlord shall repair and maintain the exterior walls and roof, Tenant shall immediately notify Landlord in writing of the need of any repairs or maintenance of said exterior walls or roof, and Landlord shall use his best efforts to perform the necessary corrections or repairs within a reasonable time after receipt of the foregoing notice from Tenant.  Landlord shall not be liable for the cost, however, in the event such maintenance or repairs are caused in part or in whole be the act, neglect, fault or omission of any duty of Tenant, its agents, servants, employees or invitees, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs.  In any event, there shall be no abatement of rent and no liability of Landlord for damages or loss of any kind or nature when such damage or loss is caused by accident, breakage, repairs, strikes, lockout or other labor disturbances, or any other cause beyond the reasonable control of Landlord.  Tenant waives the right to make repairs at Landlord’s expense under any law, statute or ordinance now or hereafter in effect.

12.   Assignment.  Tenant shall not either voluntarily, or by operation of law, assign, transfer, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the said Premises or any part thereof, or any right or privilege appurtenant thereto, or allow any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Premises, or any portion thereof without Landlord’s prior written consent.  Landlord will not unreasonably withhold such consent; among other things, Landlord must be satisfied that the financial position of any proposed assignee is equal to or greater than that of Tenant and that proposed assignee’s use of the Premises would not be in conflict with any of the other tenants on the Premises or in the surrounding area and would not cause an increase in insurance premiums.  Any attempted assignment, subletting or occupancy without Landlord’s prior written consent shall void and shall, at the option of Landlord, constitute a default under the terms of this Lease. Regardless of Landlord’s consent, no such assignment shall release Tenant or Tenant’s obligations hereunder or alter the primary liability of Tenant to pay rent and perform all other obligations to be performed by Tenant hereunder.  Consent to one assignment shall not be deemed consent to any subsequent assignment.  In the event of default by any assignee in the performance of any of the terms hereof, Landlord may proceed directly against Tenant without exhausting remedies against said assignee.  Landlord may consent to subsequent assignments, amendment or modifications to this Lease with assignees without notifying Tenant or any prior successor of Tenant, and without obtaining its or their consent thereto, and such action shall not relieve Tenant of liability under this Lease.

     Tenant aggress to reimburse Landlord for Landlord’s reasonable costs, including attorneys’ fees, incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, mortgage, pledge, hypothecation or encumbrance of the Lease.   Each such transfer, assignment, subletting, mortgage, pledge, hypothecation or encumbrance to which there has been consent shall be by an instrument in form satisfactory to Landlord and shall be executed by the transferor, assignor, sublessor, mortgagor, pledgor, hypothecator or encumbrancer and the transferee assignee, sublessee, mortgagee, pledgee, hypothecate or beneficiary in each instance, as the case may be; and each transferee, assignee or sublessee shall agree in writing for the benefit or Landlord to assume, to be bound by and to perform the terms, covenants and conditions of this Lease to be done, kept and performed by tenant.  One executed copy of such instrument shall be delivered to Landlord.

13.  Collection of Rent From Any Occupant.  If the Premises is sublet or occupied by anyone other than Tenant and Tenant is in default hereunder, of if this Lease is assigned by Tenant, Landlord may collect the rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved.  No such collection shall be deemed a waiver of the covenant herein against assignment and subletting, or the acceptance of such assignee, subtenant or occupant as Tenant, or a release of Tenant from further performance of the covenants herein contained.

14.  Hold Harmless.  Tenant shall indemnify and hold Landlord harmless against any from any and all claims arising from Tenant’s use of the Premises or from the conduct of its business, or from any activity, work, or other things done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold Landlord harmless against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act or omission of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from all costs, attorneys’ fees and liabilities incurred in or about the defense of any such claim, or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel designated by Landlord.  Tenant, as a material part of the consideration to Landlord, hereby assumes all risk or damage to property or injury to persons in, upon or about the Premises from any cause other than Landlord’s negligence or gross or intentional misconduct; and Tenant hereby waives all claims in respect thereof against Landlord.  Tenant shall give prompt notice to Landlord in case of casualty or accidents on the Premises.

     Landlord or its agents shall not be liable for any loss or damage to persons or property, or Tenant’s business, resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the property or from the pipes, appliances or plumbing works thereon, or from the roof, street or subsurface, or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Landlord, its agents, servants or employees.  Landlord or its agents shall not be liable for interference with the light or air, for any latent defect in the Premises for any damages arising from any act or neglect of any other tenant, occupant or user, nor for any damages arising from the failure of Landlord to enforce the provisions or any other lease agreement.

15. Subrogation.  As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties.  Each party shall apply to their insurers to obtain said waivers.  Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

16.  Insurance.  Tenant shall, at Tenant’s expense, obtain and keep in force during the Lease Term the following insurance policies/coverage:
     (a)  Liability Insurance:  A policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of the ownership, use, occupancy or maintenance of the Premises, and all areas appurtenant thereto. Such insurance shall be Combined Single Limited of not less than $1,000,000.00 per occurrence, bodily injury and property damage.  The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder.  If Tenant shall fail to procure a maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant.  Insurance required hereunder shall be in companies rated “AA” or better in Bests’ Key Rating Guide.  Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificates of endorsements evidencing the existence and amounts of such insurance, naming Landlord as additional insured.  No policy shall be cancellable or subject or reduction of coverage without prior written notice of Landlord.  All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.

     (b) Additional Insurance:  Tenant agrees to procure and maintain, at his own expense, insurance to cover any loss or damage to Tenant’s personal properties at the Premises and to any improvements by Tenant to the Premises resulting form vandalism, theft, flood, fire, earthquake or water incidents of any kind.  Furthermore, Tenant shall keep in force at all times glass insurance for all plate glass located on the Premises.  A copy of said policies, certificates and endorsements shall be delivered to Landlord prior to Tenant’s taking possession.

17.  Utilities.  Tenant shall pay for all water, gas, heat, light, power, sewage and telephone services, and all other services and utilities supplied to the Premises, together with any taxes thereon.  If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of said charges jointly metered with other premises.  Landlord shall not be liable for any reason for any loss or damage resulting from an interruption of any of the above service or utilities.  Landlord pays for water, sewage and garbage only.

18.  Personal Property Taxes.  Tenant shall pay, or cause to be paid, before delinquency any and all taxes levied or assessed, and which become payable during the Lease Term upon all Tenant’s leasehold improvements, equipment, furniture, fixtures and any other personal property located in the Premises . When possible, Tenant shall cause said trade fixtures, furnishings, equipment, and all other personal property to be assessed and billed separately from the real property.

19.  Rules and Regulations.  Tenant shall faithfully observe and comply with the rules and regulations that Landlord may from time to time promulgate and/or modify.  The rules and regulations shall be binding from the Tenant upon delivery of a copy of them to Tenant.  Landlord shall not be responsible to Tenant for the nonperformance of any said rules and regulations by any other tenants or occupants.

20.  Holding Over.  If Tenant remains in possession of the Premises, or any other part thereof, after the expiration of the Lease Term, with the express written consent of Landlord, such occupancy shall be a tenancy from month-to-month at a rental rate as notified by Landlord in writing.  Each party shall give the other notice of its intention to terminate such tenancy at least thirty (30) days prior to the date of termination of such monthly tenancy.

21.  Entry by Landlord.  Tenant shall permit Landlord and his agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same, and for the purpose of making repairs, alterations or additions to any portion of the Premises (including the erection and maintenance of such scaffolding, canopies, fences and props as may be required), and for the purpose of posting Notices of Non-Responsibility for alterations, additions or repairs, and for the purpose of placing upon or within the property within which the Premises are located any usual or ordinary “For Sale” signs, and for the purpose of showing the Premises to prospective purchasers, and for any purpose whatsoever related to the safety, protection, preservation or improvement of the Premises or Landlord’s interest therein, Landlord may do any or all of said acts without any rebate of rent and without any liability to Tenant for any loss of occupancy or quite enjoyment of the Premises.  Tenant shall permit Landlord and his agents at any time within ninety (90) days prior to expiration of the Lease Term, to show the Premises to prospective Tenants and to place upon or within the Premises any usual or ordinary “For Lease” and/or “For Rent” signs.

22.  Tenant’s Default.  The occurrence of any one or more of following events shall constitute a default and breach of this Lease by Tenant:

     (a)  The vacating or abandonment of the Premises by Tenant.

     (b)  The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant.

     (c)  The failure by Tenant to observe, keep or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Tenant, other than described in paragraph 22(b) above, where such failure shall continue for a period of fifteen (15) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant’s default is such that more than fifteen (15) days are reasonable required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said fifteen (15) day period and thereafter diligently prosecutes such cure to completion.

     (d) The making by Tenant or any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition for reorganization or other arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days, or the appointment of a trustee or a receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days; or the inability or admission in writing by Tenant of its inability to pay its debts as such debts come due.

     (e)  The discovery by Landlord that any financial information given to Landlord by Tenant, any assignee of Tenant, any subtenant of Tenant, any successor in interest of Tenant or any guarantor of Tenant’s obligations hereunder was falsely provided.

23.  Remedies in Default.  In the event of any such default or breach by Tenant, Landlord may at any time thereafter, in his sole discretion with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

     (a)  Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession o f the Premises to Landlord.  In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises; reasonable attorneys’ fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges and adjustments called for herein for the balance of the Lease Term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired Lease Term.  Unpaid installments of rent or other sums shall bear interest form the date due at the maximum legal rate.

     (b)  Maintain Tenant’s right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises.  In such event, Landlord shall be entitled to enforce all of Landlord’s rights and remedies under this Lease, including the right to recover the rent, and any other charges and adjustments as may become due hereunder.

     (c)  Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which Premises are located.

24.  Default by Landlord.  Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

25.  Reconstruction of Premises.  If the Premises or the property wherein the same are situated is substantially damaged by any cause insured against by Landlord, then Landlord shall within a reasonable time from the date of such damage commence to repair the Premises and complete the work of repair within a reasonable time thereafter, except that if the work of repair would reasonable cost more than fifty percent (50%) of the value of the structure prior to the damage, or the work of repair would require more than sixty (60) days from the date of the damage to complete the work of repair, or the damage occurs within the last twenty-four (24) months of the Lease Term, Landlord may, upon written notice to Tenant given within thirty (30) after the date of damage, terminate this Lease.   In the even of termination by Landlord as herein provided, the Termination Date shall be the date upon which the damage occurred to the Premises became untenable.  If the Premises or the property wherein the same are situated shall be damaged or destroyed by any cause other than a cause insured against, then Landlord shall have the right, by written notice to Tenant within thirty (30) days after such damage or destruction, to terminate this Lease effective as of the date of such damage or destruction.  In the event Landlord repairs or restores the Premises pursuant to the provisions of this paragraph 25, the rent payable hereunder for the period during which damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant’s use of the Premises is impaired.  Except for any abatement of rent, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

26.  Condemnation Clause.  If any part of the Premises shall be taken or condemned for a public or quasi-public use, or sold under threat of the exercise of said power, and a part thereof remains which is susceptible of occupation hereunder, this Lease shall, as to the part taken, terminate as of the date title shall vest in the condemner and the rent payable hereunder shall be adjusted so that the Tenant shall be required to pay, for the remainder of the Lease Term, only that portion of such rent as the area of the part remaining after the condemnation bears to the area of the entire Premises at the date of condemnation; but in such event, Landlord shall have the option to terminate this Lease as of the date when title to the part so condemned vests to the condemner.  If all of the demised Premises, or such part thereof, be taken or condemned so that there does not remain a portion susceptible for occupation hereunder, this Lease shall thereupon terminate.  If a part or all of the demised Premises be taken or condemned, all compensation award upon such condemnation or taking shall go to the Landlord and the Tenant shall have not claim thereto, and the Tenant hereby irrevocably assigns and transfers to the Landlord any right to compensation or damages to which the Tenant may become entitled during the term hereof by reason of the condemnation of all, or a part of, the demised Premises.

27.  Parking.  Tenant shall be entitled to two (2) vehicle parking spaces.  Parking spaces shall be assigned from time to time by Landlord.  Tenant shall not permit or allow any vehicles that belong to or controlled by Tenant, or Tenant’s employees, suppliers, shippers, servants or agents, to be loaded, unloaded or parked in areas other than those designated by Landlord.  The parking spaces may be re-assigned by the Landlord/Agent at any time, at the discretion of the Landlord/Agent.

28.  Signs.  Tenant shall not place any signs on or about the Premises without the written consent of Landlord.  Landlord shall not unreasonably withhold such written consent, but any sign placed by Tenant must conform to the general architecture plan of the whole or the property of the Landlord.  Any sign so placed on or about the Premises herein leased with the written of Landlord shall be at the sole expense of Tenant.  Furthermore, all such signs shall comply with the rules, regulations and ordinances in force in the City of Santa Monica.

29.  Late Charges.  (Section Deleted)

30.  Brokers.  There was no real estate broker or finder involved in this Lease, and not broker’s or finder’s commission relates to this Agreement.  If there was any broker acting on behalf of Tenant, Tenant shall request in writing that Landlord approve in writing the terms of any commission or fee.  Tenant shall indemnify Landlord against and from any and all claims for finder’s or broker’s fees or commissions arising as a result of the efforts of a broker or agent acting on Tenant’s behalf with respect to Premises.  Said indemnification shall include, without limitation, all costs, attorneys’ fees and liabilities incurred in or about the defense of any such claim or action or preceding brought thereon, and in case any action or proceeding be brought against Landlord by reason of such claim, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel designated by Landlord.

31.  Estoppel Certificate.

     (a)  Tenant shall at any time upon not less than ten (10) days’ prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that the Lease, as so modified, is in full force and effect) and the date to which the rent and other changes are paid in advance if any, and (ii) acknowledging that there are not, to Tenant’s knowledge, any incurred defaults on the part of Landlord, or specifying such defaults if any are claimed.  Any such statement may be conclusively relied upon by any prospective purchaser or encumbracer of the Premises or of the business of Landlord.

     (b)  At Landlord’s option, the failure to deliver such statement within such time shall be a material default of this Lease by Tenant, without any further notice, or it shall be conclusive upon Tenant that (i) this Lease is in full force and effect without modification, except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord’s performance, and (iii) not more than month’s rent has been paid in advance.

     (c)  If Landlord desires to finance, refinance or sell the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser.  Such statements shall include the past three (3) years’ financials statements of Tenant.  All such financial statements shall be received by Landlord and such lender or purchaser in confidence, and shall be used only for the purposes herein set forth.

32.  Landlord’s Liability.  The term “Landlord” as used herein shall mean only the owner or owners, at the time in question, of the fee title in the Premises, and in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers, then the grantor) shall be relived from and after the date of such transfer of all liability as respects Landlord’s obligations thereafter to be performed, provided that any funs in the hands of Landlord or then grantor at the time of such transfer in which Tenant has an interest, shall be delivered to the grantee.  The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord’s successors and assigns, only during their respective periods of ownership.

33.  Severability.  The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

34.  Time of Essence.  Time is of essence with respect to the obligations to be performed under this Lease.

35.  Incorporation of Prior Agreement; Amendments.  This Lease contains all agreements of the parties with respect to any matter mentioned herein.  No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective.  This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.  Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Landlord, nor any employee or agent of Landlord, has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises, and Tenant acknowledges that the Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

36.  Notices.  Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Tenant or to Landlord at the address noted below the signature of the respective parties, as the case may be.  Either party may by notice to the other specify a different address for notice purposes, except that upon Tenant’s taking possession of the Premises, the Premises shall constitute Tenant’s address for notice purposes.  A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

37.  Waiver.  The waiver by Landlord or any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition, or any subsequent breach of the same or any other term, covenant or condition herein contained.  The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding default by Tenant of any term, covenant or condition of this Lease, other than the failure of Landlord’s knowledge of such preceding default at the time of the acceptance of such rent.

38.  Cumulative Remedies.  No remedy or election hereunder shall be deemed exclusive, but shall, wherever possible, be cumulative with all other remedies at law or in equity.

39.  Blinding Effect; Choice of Law.  Subject to any provision hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 32, this Lease shall bind the parties, their personal representatives, successors and assigns.  This Lease shall be governed by the laws of the State where the Premises are located, and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Premises is located.

40.  Subordination.

     (a) This Lease, and any Option granted hereby, at Landlord’s option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Premises and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof.  Notwithstanding such subordination, Tenant’s right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms.  If any mortgage, trustee, or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b)  Tenant agrees to execute any documents required to effectuate an attornment or subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be.  Tenant’s failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant or, at Landlord’s option, Tenant shall execute such documents on behalf of Tenant as Tenant’s attorney-in-fact.  Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant’s attorney-in-fact and in Tenant’s name, place and stead, to execute such documents in accordance with this paragraph.

41.  Attorneys’ Fees.  If either party brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, or trial or appeal, shall be entitled to his reasonable attorneys’ fees to be paid by the losing party as fixed by the court.

42.  Merger.  The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, or a termination by Landlord, shall not work a merger, and shall, at the option of the Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all such subtenancies..

43.  Quite Possession.  Upon Tenant paying the rent for the premises and observing and performing all of the covenants, conditions and provisions of Tenant’s part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

44.  Authority.  If Tenant is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity.  If Tenant is a corporation, trust or partnership, Tenant shall, prior to execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

45.  Offer.  Preparation of this Lease by Landlord or Landlord’s agent and submission of same to Lessee shall not be deemed an offer to lease.  This Lease shall become binding upon Landlord and Tenant only when fully executed by Landlord and Tenant.

46.  Joint Obligation.  If there be more than one Tenant the obligations hereunder imposed shall be joint and several.

47.  Headings.  The headings and titles to the paragraphs of this Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part thereof.

48.  Option.

     (a)  During the option period, if the lessee fails to inform the Lessor with two months notice of vacating the Premises in advance, it is assumed that the Lessee has taken the option and the rent will increase automatically to the amount stated in the Lease.  This option shall be subject to the same terms, warrants, and conditions herein contained.

     (b)  In the event that Tenant does not extend the term of this Lease as herein provided and holds over beyond the expiration of the term hereof, such holding over shall be governed by paragraph 20 of this Lease.

49.  Tenant Improvement Charge.  As additional consideration for the covenants of Landlord hereunder, Tenant shall pay to Landlord, prior to taking possession of the Premises, the Tenant Improvement Charge equal to the sum of $______________.00.

50.  Real Property Taxes.  (Section Deleted)

     LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO.  THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

1.  There is no hot water.
2.  There is no janitorial service.
3.  Tenant is required to furnish Landlord with certificate of insurance as required in Paragraph 16.
4.  Lessor is not responsible for water damage from any source.
5.  The premise is accepted in “As Is” condition.
6.  Late Payment Charge.  Your rent is due on the 1st of each month, there is a $100 late fee for each month’s rent that is not received in full by the 1st of that month.
7.  $20.00 will be charged for each returned check and the landlord may request that the future payment be made by Cashier’s Check or money order.
8.  During the lease and option period, the annual rent increase will be _____%.
9.  Clauses #6, #29, & #50 of this lease are deleted.

Prorated rent 02/01/10 to 02/28/10	$2,000.00
Security Deposit	$2,000.00
Last month rent
Remote Control Deposit (Number 2)	Waived
Credit Check $25.00	(paid)
Others:

Total	$4,000.00

Lessor
/s/ Scott Shu
1/15/10

Tenant
/s/ Raymond Meyers
1/15/10